Capital Risk Management	12 Months Ended
Dec. 31, 2025
Capital Risk Management [Abstract]
CAPITAL RISK MANAGEMENT
29.	CAPITAL RISK MANAGEMENT

The primary objectives of the Group’s capital management are to safeguard the Group’s ability to continue as a going concern and to maintain healthy capital ratios in order to support its business and maximize shareholders’ value. The overall strategy remains unchanged from prior year.

The Group manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Group may return capital to shareholders or issue new shares.